SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549


                          FORM 8-K


                       CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF
           THE SECURITIES AND EXCHANGE ACT OF 1934


 Date of Report (Date of Earliest Event Reported) February 14, 1996


        AEI REAL ESTATE FUND 85-A LIMITED PARTNERSHIP
   (Exact Name of Registrant as Specified in its Charter)

                     State of Minnesota
      (State or other Jurisdiction of Incorporation or Organization)



           0-14263                      41-1511293
   (Commission File Number)          (I.R.S. Employer
                                   Identification No.)


   1300 Minnesota World Trade Center, St. Paul, Minnesota 55101
          (Address of Principal Executive Offices)


                        (612) 227-7333
    (Registrant's telephone number, including area code)



    (Former name or former address, if changed since last report)


Item 1.   Changes in Control of Registrant.

          Not Applicable.

Item 2.   Acquisition or Disposition of Assets.

      On February 14, 1996, the Partnership purchased an 80% interest in a newly constructed Tractor Supply Company store in Maryville, Tennessee from Tractor Supply Company. The remaining 20% was purchased by an affiliated Partnership, AEI Real Estate Fund XV Limited Partnership. The total cash purchase price of the land and building was approximately $1,071,000. Tractor Supply Company is not affiliated with the Partnership. The cash, used in purchasing the property, was from the proceeds of the sale of properties, which occurred primarily in 1995.

Item 3.   Bankruptcy or Receivership.

          Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          Not Applicable.

Item 5.   Other Events.

          None.

Item 6.   Resignation of Registrant's Directors.

          Not Applicable.

Item 7.   Financial Statements and Exhibits.

          (a)  Financial statements of businesses acquired.  -
               Not    Applicable.     Property    was    newly
               constructed.

          (b) A limited number of proforma adjustments are required to illustrate the effects of the transaction on the balance sheet and income statement. The following narrative description is furnished in lieu of the proforma statements:

               Assuming the Partnership had purchased its ownership interest in the property on
               September 30, 1995, the Partnership's Investments in Real Estate would have been increased by approximately $856,800 and its Current Assets (cash) would have been reduced by approximately $856,800.

               The Partnership's estimated annual income from the property is $67,000 based on the first full year of rental income, after deducting depreciation. The increase in annual income would be offset by estimated loss of Investment Income (interest) of approximately $45,000.

          (c)  Exhibits

                 Exhibit  10.1 - Net Lease Agreement
                                 dated  February 14,  1996,  between
                                 the  Partnership, AEI  Real  Estate
                                 Fund  XV  Limited Partnership,  and
                                 Tractor  Supply  Company,  relating
                                 to   the  property  at  1800  Lamar
                                 Alexander    Parkway,    Maryville,
                                 Tennessee.


                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               AEI REAL ESTATE FUND 85-A
                               LIMITED PARTNERSHIP

                               By:  Net Lease Management 85-A, Inc.
                                    Its:Managing General Partner


Date: February 22, 1996
                                  /s/ Mark E. Larson
                               By:    Mark E. Larson
                                      Its Chief Financial Officer